Exhibit 10.2

CERTAIN CONFIDENTIAL INFORMATION, IDENTIFIED BY BRACKETED ASTERISKS “[****]”, HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

COOPERATIVE DEVELOPMENT AGREEMENT

This Cooperative Development Agreement (this “Agreement”) is made and entered into by and between Intrepid Potash, Inc., a Delaware corporation (“IPI”), and Intrepid Potash-New Mexico, LLC, a New Mexico limited liability company (“Intrepid-NM”), each with an address of 707 17th Street, Suite 4200, Denver, Colorado 80202 (collectively “Intrepid”), and BOPCO, L.P., a Delaware limited partnership, and the Bass Owners, whose address is [****] (collectively, “BOPCO”), to be effective for all purposes as of the 28th day of February, 2011 (the “Effective Date”). References in this Agreement to a “Party” shall, as the context requires, refer to both IPI and Intrepid-NM as one Party and to BOPCO as a Party, and, collectively, as the “Parties.”

WITNESSETH:

WHEREAS, Intrepid-NM is the current lessee under certain potassium leases and owns certain potassium and other fee interests in the Agreement Area including leases under certain of the lands that were part of the idled mine known as the Eddy Mine located in Eddy County, New Mexico, and has proposed to develop the HB In-Situ Project on certain lands within the In-Situ Project Area; and

WHEREAS, BOPCO is operator for certain entities owned or controlled by sons of Perry R. Bass (deceased) of Fort Worth, Texas, which collectively are the Bass Owners, each of which owns certain working interests in oil and gas leases covering certain lands within the Agreement Area (including the In-Situ Project Area); and

WHEREAS, Intrepid will support BOPCO’s efforts to develop BOPCO’s oil, gas and mineral interests covering lands within the Agreement Area [****]; and

WHEREAS, it is the desire of Intrepid and BOPCO to enter into this Agreement to set forth their agreements regarding the cooperative development of certain lands for potassium and oil and gas on lands in which both Parties own or may acquire interests, as more particularly set forth herein.

NOW, THEREFORE, Intrepid and BOPCO, for good and valuable consideration, the full receipt and sufficiency of which are hereby acknowledged and confessed, including the covenants and agreements contained herein, hereby agree as follows:

1.             Definitions.

“Affiliate” of a Person is a Person that directly or indirectly controls, is controlled by or is under common control with, such Person. A Person that has a 50 percent or more interest in another Person shall be conclusively deemed to be a controlling Person.

“Agreement Area” means the lands within the boundary of the red line shown on Exhibit A-1 and described as the “Agreement Area” by legal description in Exhibit B-1.

“Allowable Well” is defined in Sections 2(a), (b) and (c).

“Applicable Agency” means the BLM, the New Mexico State Land Office, the Commission, and such other federal or State of New Mexico administrative agencies having leasing or operational jurisdiction over the conduct of the Parties in the Agreement Area (for clarity, in certain circumstances one or more federal or State of New Mexico agencies may have concurrent jurisdiction over the leasing or operations of the Parties).

“Applicable Co-Owners” means, with respect to taking any operation or action, or refraining from taking any operation or action, with respect to a Well or oil and gas lease or other Operating Interest required under this Agreement, those Persons owning Operating Interests, including the Bass Owners, whose consent, approval, authorization, waiver or agreement is required (or may be required at the time such operation or action is to be undertaken or refrained from being undertaken) under the applicable operating agreements, unit operating agreements, unit agreements, other applicable agreements, or applicable laws, rules or regulations to undertake or refrain from undertaking such operation or action.

“Base of the McNutt Potash Member of the Salado Formation” [****].

“Bass Owners” means those Persons executing this Agreement identified as the “Bass Owners” on the signature pages of this Agreement.

“Big Eddy Unit No. 10 Well” [****].

“Big Eddy Unit No. 44 Well” [****].

“BLM” means the United States Department of the Interior, Bureau of Land Management.

“BLM Setback” means the distance by which any oil or gas wellbore should be, or is required to be, separated from any area in the In-Situ Project Area to be solution mined by the HB In-Situ Project, as such distance is determined by the BLM in connection with its record of decision with respect to the environmental impact statement for the HB In-Situ Project, as such distance may be redetermined from time to time by the BLM.

“BOPCO Persons” means BOPCO, its Affiliates, the Bass Owners, and their respective officers, directors, members, managers, employees, agents, attorneys and representatives.

“Claims” shall mean all claims, demands, obligations, actions, mechanics’ or other liens, encumbrances, liabilities, losses, costs, expenses, damages, fines and penalties of every kind and nature whatsoever, in law or equity, whether known or unknown, whether fixed or contingent.

“Commission” means that State of New Mexico Energy, Minerals and Natural Resources Department, Oil Conservation Division.

“Co-Owner Consent” is defined in Section 2(k).

“Directional Survey” means a well survey that measures the degree of departure of the wellbore from the vertical and the direction and distance of departure.

“Drilling Island” means [****], as the context requires. The lands covered by each Drilling Island are reflected by Drilling Island number on the map attached hereto as EXHIBIT A-1 and described by legal description in Exhibit C.

“Drilling Island Term” [****].

“GH Cobb Federal No. 1 Well” [****].

“HB In-Situ Project” means that solution mining project in Eddy County, New Mexico, presently in the NEPA EIS process by BLM, designed to recover and process potassium chloride from remaining ore in former underground workings, including conditions, requirements or alternatives to it approved or required by BLM. [****].

“In-Situ Project Area” [****].

“Intrepid Persons” means IPI, Intrepid-NM, their Affiliates, and their respective officers, directors, members, managers, employees, agents, attorneys and representatives.

“Josephine Rodke Federal No. 1 Well” [****].

“Operating Interests” means working interests, operating interests, record title, operating rights, back-in or reversionary interests, or any other interests or rights or any kind (whether contractual rights or interests in real property) in oil and gas leases or the oil and gas fee estate that give the owner thereof the right or power to vote, consent to or authorize any operation or action, or refrain from taking any operation or action, on such interests, or require the vote, consent, authorization or waiver from such owner with respect thereto, including the rights of BOPCO and the Bass Owners [****].

“Person” means an individual, natural person, corporation, joint venture, partnership, limited partnership, limited liability partnership, limited liability company, trust, estate, business trust, association, governmental authority or any other entity.

“Term” is defined in Section 7.

“Well” means an oil or gas well, injection well, salt water disposal well, water well, or any other well of any kind.

2.            Allowable Wells With a Surface Location on Term Drilling Islands; Allowable Wells on Drilling Island with no Term; Other Restrictions.

(a)            Allowable Well on a Drilling Island with a Term. An “Allowable Well” shall mean, with respect to a Well on a Drilling Island with a Drilling Island Term, any Well that meets each of the following requirements:

(i)            BOPCO owns an Operating Interest in the Well at the time the Well is proposed, drilled and completed;

(ii)           the Well has a surface location that is within a Drilling Island with a Drilling Island Term;

(iii)          the Well will be drilled and completed prior to the expiration of the Drilling Island Term with respect to such Drilling Island;

(iv)          the wellbore of the Well (as originally drilled, and as such Well may be deepened, recompleted, sidetracked or reworked) does not enter, penetrate or cross into any depths within the Agreement Area above the Base of the McNutt Potash Member of the Salado Formation, other than within the Drilling Island on which the surface location of the Well is located;

(v)           the Well is drilled, logged and completed in accordance with applicable laws, rules and regulations (for clarity, Intrepid shall not assert that any applicable law, rule or regulation prevents BOPCO from locating Wells as otherwise permitted by the terms of this Agreement);

(vi)          [****];

(vii)         [****]; and

(viii)        [****].

(b)            Allowable Wells on a Drilling Island with no Term. An Allowable Well shall also include any Well drilled on Drilling Islands [****].

(c)            Allowable Wells drilled into the Agreement Area from off the Agreement Area. [****].

(d)            Condition Precedent to Certain Drilling. [****].

(e)            Directional Survey. BOPCO shall conduct a Directional Survey of each Well drilled on a Drilling Island or from a surface location outside the Agreement Area into the Agreement Area, as it is being drilled and upon reaching total depth to verify that such Well complies with the requirements of this Agreement and shall furnish a copy of such survey to Intrepid within 24 hours after it is obtained by BOPCO.

(f)            Josephine Rodke Federal No. 1 Well. [****].

(g)            [****]

(h)            [****]

(i)            Inspections and Reports. Intrepid and its authorized agents and representatives shall have access to the Drilling Islands and the location of Allowable Wells under Section 2(c), and shall have the right to witness and observe all operations conducted thereon, including the drilling, logging, testing, casing, completing, Directional Surveying, and plugging and abandonment of any Well thereon. BOPCO will furnish to Intrepid, upon request, copies of all reports filed with an Applicable Agency with respect to the drilling, logging, testing, casing, completing, Directional Surveying, and plugging and abandonment of any Well; Intrepid shall maintain the confidentiality of any such document or information marked “confidential” by BOPCO as provided in Section 5(b). Intrepid shall indemnify, defend and save and hold harmless BOPCO from and against any claims and liabilities for damage to property or injury to Persons arising out of the acts or omissions of Intrepid or its agents or representatives in connection with such inspections, except to the extent such claim or liability is attributable to the gross negligence or willful misconduct of BOPCO or its contractors.

(j)            BOPCO Covenant Not to Drill Certain Wells; Other Interference; Surface Use. [****]

(k)            Applicable Co-Owners Related Covenants. [****]

(l)            No Assurance. BOPCO acknowledges and agrees that its operations are subject to applicable laws, rules and regulations, including the rules and regulations of the Applicable Agencies, and any agreements with third parties to which BOPCO is a party or to which its oil and gas leases are subject, that neither Intrepid nor its Affiliates own or control all of the potassium leases or potassium fee estate in the Agreement Area and that such other owners thereof are not bound by this Agreement, and may object to Allowable Wells, and that Intrepid is not giving BOPCO any assurance that BOPCO has the legal right to locate and drill any Well on any Drilling Island or that BOPCO will be able to obtain any required permits, consents or authorizations. BOPCO shall be solely responsible for obtaining all required permits, consents and authorizations that may be necessary to conduct its operations, with Intrepid’s support as provided in Sections 2(g) and (h).

(m)            Third Party Oil and Gas Activity within the Agreement Area and Intrepid Use of Drilling Islands.

(i)            [****]

(ii)            Intrepid shall have the right of ingress and egress across the Drilling Islands to reach its potassium leases and operations and the right to locate pipelines, utilities and other facilities on the Drilling Islands, provided that such uses shall not unreasonably interfere with BOPCO’s use of a Drilling Island.

(n)            Additional Development Ordered by BLM. [****]

3.              Intrepid Right to Require BOPCO to Plug and Abandon Wells.

[****]

4.              HB In-Situ Project.

[****]

5.              Other Covenants and Agreements.

(a)            Not Contingent on Applicable Agency Approval. The effectiveness and enforceability of Agreement is not subject to or conditioned upon approval, concurrence or acceptance of this Agreement by the BLM or any other Applicable Agency.

(b)            Confidentiality. The Parties agree that the terms of this Agreement, the Exhibits hereto, and all information furnished by one Party to the other Party in connection with the negotiation or performance of this Agreement, shall be kept confidential; provided that nothing contained herein shall be deemed to prevent disclosure of the existence of or of any of the terms and conditions of this Agreement (i) if a Party is required to make such disclosure under the rules and regulations of the United States Securities and Exchange Commission or other applicable law or under the rules and regulations of the New York Stock Exchange (or other public stock exchange of similar reputation and standing) on which the shares of such Party or any of its Affiliates are listed, then the same may be made without the approval of the other Party (the opinion of counsel of the Party making such announcement or statement shall be conclusive evidence of such requirement by law, rule or regulation), (ii) to the extent necessary to enforce this Agreement (including BOPCO obtaining necessary Co-Owner Consents), or (iii) if such disclosure is legally required to be made in a judicial, administrative, or governmental proceeding pursuant to a valid subpoena or other applicable order; provided, however, in the case of disclosure under this clause “(iii)” the disclosing Party shall give the other Party at least ten days’ prior written notice (unless less time is permitted by the applicable proceeding) before disclosing the existence of or any of the terms and conditions of this Agreement in any such proceeding and, in making such disclosure, the disclosing Party shall disclose only that portion thereof required to be disclosed and shall take all reasonable efforts to preserve the confidentiality thereof, including obtaining protective orders and supporting non-disclosing Party in intervention. Either Party may disclose information covered by this Section 5(b) to any Person who has a bona fide intention to pursue a potential transaction or potential financing with the disclosing Party relating to the Agreement Area or any portion thereof for the purposes of evaluating such transaction, or to the disclosing Party’s professional advisors providing services relating to the Agreement Area, provided that, in each case, prior to the disclosure of the information to any such Person, such Person shall have agreed to comply with the obligations of confidentiality contained herein. This Section 5(b) shall not apply to any information that (1) is in the recipient’s possession prior to disclosure to the recipient, (2) is in the public domain prior to disclosure to recipient, or (3) lawfully enters the public domain through no violation of this Agreement after disclosure to the recipient.

(c)            [****]

(d)            [****]

(e)            Cooperation to Inform Applicable Agencies. The Parties will cooperate with each other to prepare a summary of this Agreement acceptable to each Party to be jointly submitted to the BLM and the Commission. Such jointly agreed upon disclosure shall be deemed permitted under Section 5(b).

(f)             [****]

(g)            [****]

(h)            [****]

(i)             [****]

6.              Representations and Warranties.

 [****]

7.              Term. This Agreement shall have a term of 35 years (the “Term”) commencing on the Effective Date. Upon the expiration of the Term this Agreement shall terminate; provided, however, that (i) the provisions of Section 3 shall survive and shall continue in full force and effect after the Term with respect to all Wells for which APDs have been applied for prior to the expiration of the Term, and (ii) any Claims arising under this Agreement that accrue prior to such termination shall survive such termination. Following such termination, except as provided above, the Parties shall have no further obligations under this Agreement with respect to their respective operations in the Agreement Area or otherwise and BOPCO may seek to drill Wells in the Agreement Area to the extent of its legal rights and Intrepid shall have the right to protest and seek to prevent such drilling to the extent of its legal rights.

8.              No Partnership. Nothing in this Agreement shall be deemed or construed to create the relationship of limited or general partners, or of a mining partnership, or of joint venturers, or of any other association between any of the Parties to this Agreement.

9.              No Waiver; Amendment. No waiver of any default or any obligation by any Party to this Agreement shall be implied from any failure by any other Party to take any action with respect to the default or unperformed obligation. This Agreement may not be amended nor any rights hereunder waived except by an instrument in writing signed by the Party to be charged with such amendment or waiver and delivered by such Party to the Party claiming the benefit of such amendment or waiver.

10.           Covenants to Run with the Land; After-Acquired Interests; Binding_ on Assignees.

(a)            Rights Assignable. If either Party assigns any of its interests in the Agreement Area to any Person, the assigning Party shall assign its rights and cause such assignee to assume its obligations hereunder insofar as the same cover or relate to the assigned interests, subject to the conditions and obligations contained in Sections 10(b), (c) and (d), below. No such assignment shall require the consent of the non-assigning Party.

(b)            Run With Land. Each of the waivers, covenants, agreements, conditions, restrictions, rights, and obligations set forth in this Agreement (i) shall run with and bind the interests of the Parties in the Agreement Area, including the In-Situ Project Area, and their successors and assigns, (ii) create equitable servitudes on such interests in favor of and appurtenant to the real property benefited thereby, and (iii) shall inure to the benefit of the Parties to this Agreement, and their successors, and assigns.

(c)            After-Acquired Interests. This Agreement shall cover all interests of the Parties in the Agreement Area, whether owned on the Effective Date or acquired by a Party after the Effective Date.

(d)            Assumption by Successors. Each Party shall cause any assignee or successor to any of its interests in the Agreement Area to expressly assume the assignor’s obligations under this Agreement insofar as it relates to the assigned interests. No such assignment by a Party to this Agreement shall be effective until such assumption has been furnished to the other Party to this Agreement.

11.            Notices. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing, and shall be considered as properly given if (i) mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested, (ii) by actual delivery of the notice in person to the intended addressee, or (iii) by delivery to an independent third party commercial delivery service for same day or next day delivery and providing for evidence of receipt at the office of the intended addressee. Notice so mailed shall be effective two (2) business days after it is deposited in the United States Postal Service; notice sent by personal delivery or by a commercial delivery service shall be effective upon delivery to the office or designated location of the intended addressee. For purposes of notice, the addresses and contact persons and information of the Parties hereto shall be as set forth below; provided, however, any Party shall have the right to change its address or contact person for notice by giving thirty (30) days notice to the other Parties hereto in the manner set forth in this Agreement.

If to BOPCO:
[****]

If to Intrepid:
[****]

and

INTREPID POTASH, INC.
[****]

12.          Compliance with Law. Intrepid and BOPCO each separately covenant that it will strictly comply with all applicable laws, rules, regulations, and ordinances in conducting its operations under this Agreement.

13.          Encumbrances. This Agreement is made subject to all existing licenses, permits, easements, rights-of-way, surface leases, restrictive covenants, and other contracts of Intrepid or BOPCO or their predecessors-in-interest, respectively, affecting the Agreement Area, including the In-Situ Project Area.

14.          Further Assurances. Intrepid and BOPCO each agree to take such further actions, and execute such further documents, as may be necessary or convenient for each Party to fully enjoy its surface use or other rights covered hereby.

15.          Attorneys’ Fees. In the event a Party institutes any legal action or proceeding for the enforcement of any right or obligation contained in this Agreement, the prevailing Party shall be entitled to recover its costs and reasonable attorneys’ and experts’ fees in the preparation and prosecution of that action or proceeding.

16.          Entire Agreement. This Agreement contains the complete understanding and agreements of the Parties hereto with respect to the matters referred to in this Agreement, and all prior representations, negotiations, and understandings are superseded by this Agreement.

17.          Severability. It is the intent of the Parties that the provisions contained in this Agreement shall be severable. Should any provisions, in whole or in part, be held invalid as a matter of law, such holding shall not affect the other portions of this Agreement, and such portions that are not invalid shall be given effect without the invalid portion.

18.          No Third Party Beneficiaries. This Agreement is intended only to benefit the Parties hereto and their respective permitted successors and assigns. Except as expressly provided in this Agreement, nothing in this Agreement is intended to limit or otherwise waive any claim or recourse a Party may have against any Person that is not a Party to this Agreement.

19.          Governing Law/Venue. The substantive laws of the State of New Mexico shall govern the interpretation, validity, performance, and enforcement of this Agreement. The Parties consent to jurisdiction and venue in the United States District Court for the District of New Mexico, Albuquerque Division (or, if such court does not have jurisdiction, any New Mexico State District Court in Eddy or Lea County, New Mexico) with respect to all claims arising under this Agreement. EACH OF THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT. Except as provided in Section 20, the Parties also agree that as a condition precedent to filing litigation, any Party intending to assert a claim must first give the other Party written notice of the nature of the claim, and the essential facts supporting the claim, and if the issue cannot be resolved by discussions between upper management of the Parties, the Parties will engage in mediation with a mediator selected by their mutual agreement; if they are unable to agree upon a mediator within fifteen (15) business days of receipt of the notice of the claim, a mediator shall be appointed by the Albuquerque office of the American Arbitration Association; the mediator shall be experienced in complex contractual disputes concerning oil and gas development and mining operations. If the claims have not been finally resolved by the mutual agreement of the Parties within 60 days after receipt of the notice described above, either Party may commence litigation with respect to such claims.

20.          Injunctive Relief. Each Party agrees that if this Agreement is breached, or if a breach hereof is threatened, without limiting any other remedy available at law or in equity, an injunction, restraining order, specific performance and other forms of equitable relief shall be available to non-breaching Party. The mediation provisions of Section 19 shall not apply to seeking such relief. The Parties acknowledge and agree that in the event of a breach of this Agreement, that any remedy at law may be inadequate and that the non-breaching Party would suffer immediate and irreparable injury, loss and damage; and, to the fullest extent not prohibited by applicable law, any action brought for such relief may be brought by the non-breaching Party upon ex parte application and without notice or posting of any bond, and the breaching Party expressly waives any requirement for notice or the posting of any bond. Any such relief or remedy shall not be exclusive, but shall be in addition to all remedies available at law or in equity.

21.          Recording. The Parties hereto agree that this Agreement shall not be filed for recording in any public record and that a memorandum of this Agreement, including any and all Co-Owners Consents hereto, in the form of Exhibit G hereto shall be recorded in the real property records of Eddy and Lea Counties, New Mexico, and such recording memorandum shall be supplemented of record from time to time to reflect any additional Operating Interests acquired by BOPCO or its Affiliates, their successors and assigns, in the Agreement Area.

22.         Counterparts; Electronic Signature. This Agreement may be signed in any number of counterparts, each of which shall be considered an original for all purposes, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may be executed by telecopy or electronic transmission of a pdf of a signed copy of this Agreement.

23.          Exhibits. The Exhibits referred to in this Agreement are hereby incorporated in this Agreement by reference and constitute a part of this Agreement.

24.          Waiver of Right to Rescission. Each Party acknowledges that its right to specifically enforce this Agreement, its right to injunctive relief, and its right to monetary damages and other remedies at law or in equity (other than the rescission of this Agreement) shall be adequate compensation for breach of any representation, warranty, covenant or agreement contained herein or for any other claim arising in connection with or with respect to this Agreement. As such remedies shall be adequate, each Party waives any right to rescind this Agreement.

25.          Mutually Drafted. The Parties stipulate and agree that this Agreement and the language used in this Agreement are the product of both Parties’ efforts in consultation with their attorneys and other consultants and each Party hereby irrevocably waives the benefit of any rule of contract construction which disfavors the drafter of an agreement or the drafter’s specific language in an agreement.

26.          References. References made in this Agreement, including use of a pronoun, shall be deemed to include where applicable, masculine, feminine, singular or plural, individuals or entities. The word “including” shall mean “including, without limitation”.

IN WITNESS WHEREOF, this Agreement is executed by each Party on the date subscribed to the respective acknowledgments set forth below, but for all purposes effective as of the Effective Date.

INTREPID:			BOPCO:

Intrepid Potash, Inc.,			BOPCO, L.P., a Delaware limited partnership
a Delaware corporation

By:	/s/ John Mansanti	By:	BOPCO GP, L.L.C., a Delaware limited liability company, general partner

Its: V.P of Operations
		By:	/s/ W. Frank McCreight
Printed Name: John Mansanti			W. Frank McCreight
Senior Vice President

Intrepid Potash-New Mexico, LLC,			BASS OWNERS:
a New Mexico limited liability company
BMT O&G NM, L.L.C.
CTV O&G NM, L.L.C.
KEYSTONE O&G NM, L.L.C.
By:	/s/ John Mansanti		RMB O&G NM, L.L.C.
FINE LINE O&G NM, L.L.C.
Its: V.P of Operations			THRU LINE O&G NM, L.L.C.
820MT O&G NM, L.L.C.
Printed Name: John Mansanti			LMBI O&G NM, L.L.C.
SRBI O&G NM, L.L.C.
SRBMT O&G NM, L.L.C.
WD O&G NM, L.L.C.
ARB-LMB PC O&G NM, L.L.C.,
each a Delaware limited liability company

		By:	/s/ W. Frank McCreight
W. Frank McCreight
Vice President of all the above companies

CERTAIN CONFIDENTIAL INFORMATION, IDENTIFIED BY BRACKETED ASTERISKS “[****]”, HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

FIRST AMENDMENT OF
COOPERATIVE DEVELOPMENT AGREEMENT

WHEREAS, by that certain Cooperative Development Agreement (the “Agreement”) dated effective February 28, 2011, between Intrepid Potash, Inc. and Intrepid Potash-New Mexico, LLC (“Intrepid”), on the one hand, and BOPCO, L.P. and the additional Bass owners identified in the Agreement (collectively “Bass”), on the other hand, the Parties agreed, among other things, upon designating certain “drilling islands” within the “Agreement Area” for use by Bass to facilitate its development of the area for oil and gas and Intrepid’s concurrent development of the Agreement Area for potassium or potash; and

WHEREAS, the Bureau of Land Management (“BLM”) has declined to approve the location of [****] for environmental reasons; and,

WHEREAS, the Parties, pursuant to Section 3.(a)(iv) have agreed upon an alternate location for [****].

NOW, THEREFORE, in consideration of the premises, the Parties hereby agree to amend the Agreement as follows:

Exhibit A-1 and C to the Agreement are hereby amended to show [****] to be located upon and contain a tract of land within [****].

Except as amended hereby, the Agreement shall continue in full force and effect according to its terms.

IN WITNESS WHEREOF, this Agreement is executed by each Party on the date subscribed to the respective acknowledgments set forth below, but for all purposes effective as of the Effective Date of the Agreement.

INTREPID:		BOPCO:

Intrepid Potash, Inc.,		BOPCO, L.P., a Delaware limited partnership
a Delaware corporation

		By:	BOPCO GP, L.L.C., a Delaware limited liability company, general partner
By:	/s/ Martin D. Litt

Its: Executive Vice President & General Counsel		By:	/s/ W. Frank McCreight
W. Frank McCreight
Printed Name Martin D. Litt			Senior Vice President

Intrepid Potash-New Mexico, LLC,			BASS OWNERS:
a New Mexico limited liability company
BMT O&G NM, L.L.C.
CTV O&G NM, L.L.C.
KEYSTONE O&G NM, L.L.C.
By:	/s/ Martin D. Litt		RMB O&G NM, L.L.C.
FINE LINE O&G NM, L.L.C.
Its: Executive Vice President & General Counsel			THRU LINE O&G NM, L.L.C.
820MT O&G NM, L.L.C.
Printed Name: Martin D. Litt			LMBI O&G NM, L.L.C.
SRBI O&G NM, L.L.C.
SRBMT O&G NM, L.L.C.
WD O&G NM, L.L.C.
ARB-LMB PC O&G NM, L.L.C.,
each a Delaware limited liability company

		By:	/s/ W. Frank McCreight
W. Frank McCreight
Vice President of all the above companies

CERTAIN CONFIDENTIAL INFORMATION, IDENTIFIED BY BRACKETED ASTERISKS “[****]”, HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

SECOND AMENDMENT OF
COOPERATIVE DEVELOPMENT AGREEMENT

WHEREAS, by that certain Cooperative Development Agreement (the “Agreement”) dated effective February 28, 2011, as amended, between Intrepid Potash, Inc. and Intrepid Potash-New Mexico, LLC (“Intrepid”), on the one hand, and BOPCO, L.P. and the additional Bass owners identified in the Agreement (collectively “Bass”), on the other hand, the Parties agreed, among other things, upon designating certain “drilling islands” within the “Agreement Area” for use by Bass to facilitate its development of the area for oil and gas and Intrepid’s concurrent development of the Agreement Area for potassium or potash; and

WHEREAS, by that certain First Amendment of Cooperative Development Agreement between Intrepid and Bass, the parties agreed to an alternate location for [****].

WHEREAS, the Bureau of Land Management (“BLM”) has declined to approve the alternate location of [****] and the original location of [****] for environmental reasons; and,

WHEREAS, the Parties, pursuant to Section 3.(a)(iv) have agreed upon a second alternate location for [****] and an alternate location for [****].

NOW, THEREFORE, in consideration of the premises, the Parties hereby agree to amend the Agreement as follows:

[****].

Except as amended hereby, the Agreement shall continue in full force and effect according to its terms.

IN WITNESS WHEREOF, this Agreement is executed by each Party on the date subscribed to the respective acknowledgments set forth below, but for all purposes effective as of the Effective Date of the Agreement.

INTREPID:		BOPCO:

Intrepid Potash, Inc.,		BOPCO, L.P., a Delaware limited partnership
a Delaware corporation

By:	/s/ Martin D. Litt	By: BOPCO GP, L.L.C., a Delaware limited liability company, general partner

Its: EVP, GC & Secretary		By:	/s/ W. Frank McCreight
W. Frank McCreight
Printed Name: Martin D. Litt			Senior Vice President

Intrepid Potash-New Mexico, LLC,			BASS OWNERS:
a New Mexico limited liability company
BMT O&G NM, L.L.C.
CTV O&G NM, L.L.C.
KEYSTONE O&G NM, L.L.C.
By:	/s/ Martin D. Litt		RMB O&G NM, L.L.C.
FINE LINE O&G NM, L.L.C.
Its: EVP, GC & Secretary			THRU LINE O&G NM, L.L.C.
820MT O&G NM, L.L.C.
Printed Name: Martin D. Litt			LMBI O&G NM, L.L.C.
SRBI O&G NM, L.L.C.
SRBMT O&G NM, L.L.C.
WD O&G NM, L.L.C.
ARB-LMB PC O&G NM, L.L.C.,
each a Delaware limited liability company

		By:	/s/ W. Frank McCreight
W. Frank McCreight
Vice President of all the above companies

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